SUPPLEMENT TO THE
FIDELITY FIFTY
AUGUST 19, 1996
PROSPECTUS
The following information replaces similar information found in the "Charter" section on page 8:
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
On December 11, 1996, the fund's Board of Trustees authorized the extension of the fund's 3% sales load waiver to December 31, 1998.
The following information replaces similar information found in "How to Buy Shares" on page 16:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
   MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory
Services.    There is no minimum account balance or initial or subsequent
investment minimum    s for certain retirement accounts funded through
salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
   The following information replaces similar information found in "How to Sell Shares" on page 18:
    IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES,    leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement
accounts)    .
   The following information replaces similar information found in "Transaction Details" on page 25:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
       IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000,    you will be given 30
days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
The following information replaces similar information found on page 28.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
8. If you are a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.

SUPPLEMENT TO THE FIDELITY FIFTY
A FUND OF FIDELITY HASTINGS STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 19, 1996
   THE FOLLOWING INFORMATION SHOULD BE ADDED UNDER THE FUNDAMENTAL "INVESTMENT POLICIES AND LIMITATIONS" ON PAGE 2:
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund. THE FOLLOWING INFORMATION SHOULD BE ADDED UNDER THE NON-FUNDAMENTAL "INVESTMENT POLICIES AND LIMITATIONS" ON PAGE 3:
(ix) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
The following information replaces similar information found on pages 14 and 15.
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account.
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
   EFFECTIVE JANUARY 1, 1997, RICHARD J. FLYNN AND EDWARD H. MALONE RETIRED AS MEMBERS OF THE BOARD OF TRUSTEES FOR FIDELITY HASTINGS STREET TRUST. THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES
AND OFFICERS" SECTION BEGINNING ON PAGE 17    :
   TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees and Members of the Advisory Board who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*J. GARY BURKHEAD (55), Member of the Advisory Board (1997), is Vice Chairman of FMR Corp. (1997) and President of Fidelity Investments Institutional Services Company, Inc (1997). Previously, Mr. Burkhead served as President and a Director of FMR.
W    ILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance
for the University of North Carolina (16-school    system, 1995). Prior to
his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
*ROBERT C. POZEN (51), Trustee and Senior Vice President (1997), is President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
ROBERT A. LAWRENCE (44), Vice-President of Fidelity Fifty Fund (1997), and other funds advised by FMR, and Senior Vice President (1993). Prior to joining FMR, Mr. Lawrence was Managing Director of the High Yield Department for Citicorp (1984-1991).
THE FOLLOWING INFORMATION REPLACES THE BIOGRAPHICAL INFORMATION FOR KENNETH
A. RATHGEBER IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17:
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group. Inc. (1996 - 1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987
- 1993).
* Interested Trustees and Mr. Burkhead are compensated by FMR.
EFFECTIVE AUGUST 1, 1997, THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 20:
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
           Annualized
          Group Net
              Effective Annual

   Assets                   Rate                 Assets                  Fee Rate

    0 - $3 billion          .5200%                $ 0.5 billion          .5200%

    3 - 6                   .4900                  25                    .4238

    6 - 9                   .4600                  50                    .3823

    9 - 12                  .4300                  75                    .3626

    12 - 15                 .4000                   100                  .3512

    15 - 18                 .3850                   125                  .3430

    18 - 21                 .3700                  150                   .3371

    21 - 24                 .3600                  175                   .3325

    24 - 30                 .3500                  200                   .3284

    30 - 36                 .3450                  225                   .3253

    36 - 42                 .3400                  250                   .3223

    42 - 48                 .3350                  275                   .3198

    48 - 66                 .3250                  300                   .3175

    66 - 84                 .3200                  325                   .3153

    84 - 102                .3150                  350                   .3133

    102 - 138               .3100

    138 - 174               .3050

    174 - 228               .3000

    228 - 282               .2950

    282 - 336               .2900

    Over 336                .2850


   Prior to August 1, 1997, the group fee rate was based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion.
GROUP FEE RATE SCHEDULE          EFFECTIVE ANNUAL FEE RATES


   Average Group
              Annualized
          Group Net
             Effective Annual

   Assets                      Rate                 Assets                 Fee Rate

    $138-$174 billion          .3050%                $150 billion          .3371%

    174 - 210                  .3000                  175                  .3325

    210 - 246                  .2950                  200                  .3284

    246 - 282                  .2900                  225                  .3249

    282 - 318                  .2850                  250                  .3219

    318 - 354                  .2800                  275                  .3190

    354 - 390                  .2750                  300                  .3163

    390 - 426                  .2700                  325                  .3137

    426 - 462                  .2650                  350                  .3113

    462 - 498                  .2600                  375                  .3090

    498 - 534                  .2550                  400                  .3067

    Over 534                   .2500                  425                  .3046

                                                       450                 .3024

                                                      475                  .3003

                                                      500                  .2982

                                                      525                  .2962

                                                      550                  .2942


   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE FIRST PARAGRAPH UNDER "COMPUTING THE PERFORMANCE ADJUSTMENT" SECTION ON PAGE 21:
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Fidelity Fifty is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 23:
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.

SUPPLEMENT TO THE FIDELITY FUND AUGUST 19, 1996 PROSPECTUS
The following information replaces similar information found in the "Charter" section on page 8:
       THE FUND MAY HOLD SPECIAL    SHAREHOLDER     MEETINGS AND MAIL PROXY
MATERIALS.    These meetings may be called to elect or remove trustees,
change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
The following information replaces similar information found in the "Securities and Investment Practices" section under "Equity Securities" beginning on page 9:
RESTRICTIONS:        With respect to 75%        of total        assets, the
fund may not purchase more than 10% of the outstanding voting securities of
a single issuer.    T    his limita   tion does not apply to securities of
other     investment companies   .
The following information replaces similar information found in the "Securities and Investment Practices" section under "Diversification" beginning on page 12:
RESTRICTIONS: With respect to    7    5%        of its total assets, the
fund may not purchase a security if, as a result, more than 5% would be
invested in the securities of any issuer.    This limitation does not apply
to U.S. Government securities or to securities of other investment companies.
The following information replaces similar information found in the "Fundamental Investment Policies and Restrictions" section on page 13:
With respect to 75%        of its total        assets,    the fund may not
purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the
outstanding voting     securities of a single issuer.    This limitation
does not apply to U.S. Government securities or to securities of other investment companies.
The following information supplements that found in the sub-advisory agreements discussion found in the 'Breakdown of Expenses' section on page 14:
   The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its
manag    e   ment fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
The following information replaces similar information found in the "How to Buy Shares" section on page 18:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," BEGINNING ON PAGE 22.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in the "How to Sell Shares" section on page 20:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
The following information replaces similar information found in the "Transaction Details" section on page 27:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.


FIDELITY FUND
FUND OF FIDELITY HASTINGS STREET TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 19, 1996

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2:
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
    THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 10% of the fund's net assets.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the fund's net assets. Included in that amount, but not to exceed 2% of the fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities are not subject to these restrictions.
(viii) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
(ix) The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
(x) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
EFFECTIVE    JANUARY 1, 1997    , RICHARD J. FLYNN AND EDWARD H. MALONE
RETIRED AS MEMBERS OF THE BOARD OF TRUSTEES FOR FIDELITY HASTINGS STREET
TRUST. THE FOLLOWING INFORMATION REPLACES    SIMILAR     INFORMATION FOUND
IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17:
   TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees and Members of the Advisory Board who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*J. GARY BURKHEAD (55), Member of the Advisory Board (1997), is Vice Chairman of FMR Corp. (1997) and President of Fidelity Investments Institutional Services Company, Inc (1997). Previously, Mr. Burkhead served as President and a Director of FMR.
W    ILLIAM O. McCOY (63), Trustee (1997), is the Vice President of Finance
for the University of North Carolina (16-school    system, 1995). Prior to
his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 17.
ROBERT M. GATES (53), Trustee (1997), is a consultant, author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
*ROBERT C. POZEN (51), Trustee and Senior Vice President (1997), is President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
RICHARD A. SPILLANE, JR. (46), is Vice President of Fidelity Fund (1997), and other funds advised by FMR, and is a Senior Vice President of FMR
(1997).
THE FOLLOWING INFORMATION REPLACES THE BIOGRAPHICAL INFORMATION FOR KENNETH
A. RATHGEBER IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE
17:
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group. Inc. (1996 - 1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987
- 1993).
   * Interested Trustees and Mr. Burkhead are compensated by FMR.
EFFECTIVE AUGUST 1, 1997, THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 20:
FMR is the fund's manager pursuant to a management contract dated August 1, 1997, which was approved by shareholders on July 16, 1997.
THE FOLLOWING INFORMATION SUPPLEMENTS THAT FOUND IN THE "SUB-ADVISERS" DISCUSSION FOUND IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 20:
SUB-ADVISERS. On behalf of the fund, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
   F    or providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND ON PAGE 24. VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.    As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.